UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

ROADSHIPS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 North Tryon Street, City Center Suite 1600

Charlotte NC 28202

704-237-3194

www.roadships.us

Registrant’s telephone number, including area code: 704-237-3194

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ROADSHIPS HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
Exhibit - None
Signatures

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 28, 2011, the board of directors of Roadships Holdings, Inc. (the “Company”) accepted the resignation of Mr. Robert Smith from all offices of the Company held by him, effective immediately.  The resignation of Mr. Smith was not in connection with any known disagreement with us on any matter.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit – None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 1, 2011                      Roadships Holdings, Inc.

By: /s/ Michael Nugent

                                                            Michael Nugent

                                                            Chief Executive Officer

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Exhibit Index

Exhibit – None